Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated July 25, 2011

to

Prospectus dated May 12, 2011

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in our common shares.

Status of Our Initial Public Offering

Since commencing our initial public offering and through July 18, 2011, we sold 340,623 common shares to persons who are not affiliated with us or FS Advisor for gross proceeds of approximately $3.2 million, thereby satisfying the minimum offering requirement.  As a result, through July 18, 2011, we sold an aggregate of 2,603,548 common shares for gross proceeds of approximately $23.5 million, including proceeds of approximately $20.0 million from common shares sold pursuant to a private placement to certain members of our board of trustees and individuals and entities affiliated with FS Advisor and GSO.  Having satisfied the minimum offering requirement, on July 18, 2011, the aggregate net proceeds received from this offering and the private placement were released by the escrow agent to us, and we commenced operations.

In connection with the satisfaction of the minimum offering requirement and the commencement of our operations, our investment advisory and administrative services agreement became effective and the base management fee and any incentive fees, as applicable, payable to FS Advisor thereunder began to accrue. See “Investment Advisory and Administrative Services Agreement.”

Initial Investments

As of July 21, 2011, our investment portfolio consisted of interests in twelve portfolio companies with average annual earnings before interest, taxes, depreciation and amortization of approximately $443.1 million.  As of July 21, 2011, the investments in our portfolio were purchased at an average price of 100.6 % of par value, the weighted average credit rating of our portfolio was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 8.6% based upon the purchase price of our investments.  We intend to continue to add securities to our portfolio as our offering progresses.  The following is our investment portfolio as of July 21, 2011:

		Date of Most	Principal	Amortized
		Recent	Amount	Cost
Portfolio Company(a)	Industry	Purchase	(in thousands)	(in thousands)
Senior Secured Loans - First Lien - 23.9%
Hudson Products Holdings Inc., L+450, 3.0% LIBOR Floor, 8/25/15	Service & Equipment	Jul-11	$1,693	$1,608
Sheridan Production Co., LLC, L+450, 2.0% LIBOR Floor, 4/20/17(b)	Upstream	Jul-11	1,500	1,512
Frac Tech Services Inc., L+475, 1.5% LIBOR Floor, 4/30/16(b)	Service & Equipment	Jul-11	1,700	1,704
Total Senior Secured Loans - First Lien			4,893	4,824

Senior Secured Loans - Second Lien - 20.3%
Brock Holdings III, Inc., L+825, 1.8% LIBOR Floor, 3/15/18(b)	Service & Equipment	Jul-11	2,500	2,575
Southern Pacific Resource Co., L+850, 2.0% LIBOR Floor, 1/7/16(b)	Upstream	Jul-11	1,500	1,515
Total Senior Secured Loans - Second Lien			4,000	4,090

Senior Secured Bonds - 18.7%
Quicksilver Resources, Inc., 7.1%, 4/1/16(b)	Upstream	Jul-11	1,250	1,253
Homer City Funding LLC, 8.1%, 10/1/19(b)	Power	Jul-11	1,600	1,496
United Refining Co., 10.5%, 2/28/18(b)	Downstream	Jul-11	1,000	1,030
Total Senior Secured Bonds			3,850	3,779

Subordinated Debt / Other - 37.1%
Star West Generation LLC, 11.0% PIK, 5/17/18	Power	Jul-11	3,056	3,056
NRG Energy, Inc., 8.3%, 9/1/20(b)	Power	Jul-11	1,250	1,291
Chaparral Energy LLC, 8.9%, 2/1/17(b)	Upstream	Jul-11	1,750	1,811
Sandridge Energy Inc., 7.5%, 3/15/21(b)	Upstream	Jul-11	1,250	1,313
Total Subordinated Debt / Other			7,306	7,471

TOTAL INVESTMENTS - 100.0%			$20,049	$20,164

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Security is held within FSEP Term Funding, LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch.